Summary Prospectus Supplement	August 23, 2019

Putnam Emerging Markets Equity Fund
Summary Prospectus dated December 30, 2018

Effective August 24, 2019, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Brian Freiwald, Portfolio Manager, portfolio manager of the fund since 2019

Assistant portfolio manager

Andrew Yoon, Portfolio Manager, Analyst, assistant portfolio manager of the fund since 2019

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund

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